Exhibit 10.5.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page of Pages 1 3

2. AMENDMENT/MODIFICATION NO. 0016	3. EFFECTIVE DATE Oct 25, 2005	4. REQUISITION/PURCHASE REQ. NO. NT1A911-6-0233ML	5. PROJECT NO. (If applicable)

6. ISSUED BY DOC/NOAA/AGO Staff Office & External Clients, AD 1305 East West Highway, Rm 7601 Silver Spring, MD 20910 JOEL L. PERLROTH 301-713-0838x205	CODE | F600120I	7. ADMINISTERED BY (If other than Item 6) SEE BLOCK 6	CODE |

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, and Zip Code)		☑	9A. AMENDMENT OF SOLICITATION NO.
9B. DATE (SEE ITEM 11)
NEUSTAR, INC 46000 CENTER OAK PLAZA STERLING VA 201666593	Vendor ID: 00000190 DUNS: 112403295 CAGE: 3DXC3	☑	10A. MODIFICATION OF CONTRACT/ORDER NO. SB1335-02-W-0175
10B. DATE (SEE ITEM 13) Oct 26, 2001

CODE	FACILITY CODE

11.THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)

$US 0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☑	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☑	D. OTHER (Specify type of modification and authority) FAR 52.217-9 Option to Extend the Term of the Contract (MAR 2000)

E. IMPORTANT:    Contractor    ☑   is not,   ☐   is required to sign this document and return ___copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification No.: 0016 is being issued to accomplish the following:
1. To change the Point of Contact to Ms. Maureen Lewis. Her address is as follows:
U. S. Department of Commerce
National Telecommunications and Information Administration
1401 Constitution Avenue, N.W. Room 4888
Washington, D.C. 20230

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JOEL L. PERLROTH 301-713-0838 x205 Contracting Officer Joel.L.Perlroth@noaa.gov
15B.CONTRACTOR/OFFEROR ___________________________________________ (Signature of person authorized to sign)	15C. DATE SIGNED	16B. United States of America By /s/ JOEL L. PERLROTH (Signature of Contracting Oficer)	16C. DATE SIGNED 10/25/2005

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS		Prescribed by GSA FAR (48 CFR)
UNUSABLE		53.243

SF30 Continuation of Block Narrative	Page 2 of 3

Phone 202-482-1892
2. To exercise the next years option for the period October 26, 2005 through October 25, 2006 in accordance with FAR 52.217-9 Option to Extend the Term of the Contract (MAR 2000).

SCHEDULE
Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount

0002	OPTION PERIOD ONE The Contractor must perform the services required by the SOW. Period of Performance: 365 days, beginning the day after the Base Period expires	1	YR	0.00	0.00